EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	AS OF OR FOR THE
	YEARS ENDED		%
	December 31,		INCREASE
	2020	2019	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$19,222	$19,504	(1.45)%
Return on Average Assets (Annualized)	0.96%	1.27%	(24.41)%
Return on Average Equity (Annualized)	7.03%	8.50%	(17.29)%

BALANCE SHEET HIGHLIGHTS
Total Assets	$2,239,100	$1,654,145	35.36%
Available-for-Sale Debt Securities	349,332	346,723	0.75%
Loans (Net)	1,632,824	1,172,386	39.27%
Allowance for Loan Losses	11,385	9,836	15.75%
Deposits and Repo Sweep Accounts	1,822,425	1,254,588	45.26%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	$278,857	$178,446	56.27%
Trust Assets Under Management	1,103,228	1,007,113	9.54%

SHAREHOLDERS' VALUE (PER COMMON SHARE)
Net Income - Basic	$1.30	$1.46	(10.96)%
Net Income - Diluted	$1.30	$1.46	(10.96)%
Dividends - Quarterly	$1.08	$1.08	0.00%
Dividends - Special	$0.00	$0.10	(100.00)%
Common Book Value	$18.84	$17.82	5.72%
Tangible Common Book Value (a)	$15.30	$15.66	(2.30)%
Market Value (Last Trade)	$19.84	$28.25	(29.77)%
Market Value / Common Book Value	105.31%	158.53%	(33.57)%
Market Value / Tangible Common Book Value	129.67%	180.40%	(28.12)%
Price Earnings Multiple (Annualized)	15.26	19.35	(21.14)%
Dividend Yield (Annualized, Excluding Special Dividend)	5.44%	3.82%	42.41%
Common Shares Outstanding, End of Period	15,911,984	13,716,445	16.01%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	AS OF OR FOR THE
	YEARS ENDED		%
	December 31,		INCREASE
	2020	2019	(DECREASE)
SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets (a)	11.15%	13.22%	(15.66)%
Nonperforming Assets / Total Assets	1.10%	0.80%	37.50%
Allowance for Loan Losses / Total Loans	0.69%	0.83%	(16.87)%
Total Risk Based Capital Ratio (b)	17.49%	20.58%	(15.01)%
Tier 1 Risk Based Capital Ratio (b)	15.58%	19.08%	(18.34)%
Common Equity Tier 1 Risk Based Capital Ratio (b)	15.58%	19.08%	(18.34)%
Leverage Ratio (b)	10.34%	13.10%	(21.07)%

AVERAGE BALANCES
Average Assets	$2,009,825	$1,540,469	30.47%
Average Equity	$273,351	$229,446	19.14%

EFFICIENCY RATIO (c)
Net Interest Income on a Fully Taxable-Equivalent
Basis (c)	$68,545	$55,532	23.43%
Noninterest Income	24,344	19,284	26.24%
Total (1)	$92,889	$74,816	24.16%
Noninterest Expense Excluding Merger Expenses (2)	$55,609	$45,438	22.38%
Efficiency Ratio = (2)/(1)	59.87%	60.73%	(1.42)%

(a)Tangible book value per common share and tangible common equity as a percentage of tangible assets are non-U.S. GAAP ratios.  Management believes this non-GAAP information is helpful in evaluating the strength of the Corporation's capital and in providing an alternative, conservative valuation of the Corporation's net worth.  The ratios shown above are based on the following calculations of tangible assets and tangible common equity:

Total Assets	$2,239,100	$1,654,145
Less: Intangible Assets, Primarily Goodwill	(56,356)	(29,635)
Tangible Assets	$2,182,744	$1,624,510
Total Shareholders' Equity	$299,756	$244,452
Less: Intangible Assets, Primarily Goodwill	(56,356)	(29,635)
Tangible Common Equity (3)	$243,400	$214,817

Common Shares Outstanding, End of Period (4)	15,911,984	13,716,445
Tangible Common Book Value per Share = (3)/(4)	$15.30	$15.66

(b)Capital ratios for the most recent period are estimated.

(c)The efficiency ratio is a non-GAAP ratio that is calculated as shown above.  For purposes of calculating the efficiency ratio, net interest income on a fully taxable-equivalent basis includes amounts of interest income on tax-exempt securities and loans that have been increased to a fully taxable-equivalent basis, using the Corporation's marginal federal income tax rate of 21%. In the calculation above, management excluded merger-related expenses, loss on prepayment of borrowings and net gains on available-for-sale debt securities.

QUARTERLY CONDENSED, CONSOLIDATED

INCOME STATEMENT INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	For the Three Months Ended :
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2020	2020	2020	2019	2019	2019	2019
Interest income	$21,859	$21,751	$16,513	$17,037	$17,290	$17,277	$17,139	$13,065
Interest expense	2,104	2,469	2,267	2,755	2,999	3,000	2,934	1,350
Net interest income	19,755	19,282	14,246	14,282	14,291	14,277	14,205	11,715
Provision (credit) for loan losses	620	1,941	(176)	1,528	652	1,158	(4)	(957)
Net interest income after provision (credit) for loan losses	19,135	17,341	14,422	12,754	13,639	13,119	14,209	12,672
Noninterest income	6,565	6,970	5,528	5,281	5,066	4,963	4,849	4,406
Net gains on securities	144	25	0	0	3	13	7	0
Loss on prepayment of borrowings	1,636	0	0	0	0	0	0	0
Merger-related expenses	182	6,402	983	141	281	206	3,301	311
Other noninterest expenses	15,775	14,648	12,274	12,912	11,834	11,486	11,422	10,696
Income before income tax provision	8,251	3,286	6,693	4,982	6,593	6,403	4,342	6,071
Income tax provision	1,481	438	1,255	816	1,135	1,096	693	981
Net income	$6,770	$2,848	$5,438	$4,166	$5,458	$5,307	$3,649	$5,090
Net income attributable to common shares	$6,727	$2,830	$5,405	$4,146	$5,431	$5,281	$3,630	$5,063
Basic earnings per common share	$0.43	$0.18	$0.39	$0.30	$0.40	$0.39	$0.27	$0.41
Diluted earnings per common share	$0.43	$0.18	$0.39	$0.30	$0.40	$0.39	$0.27	$0.41

QUARTERLY CONDENSED, CONSOLIDATED

BALANCE SHEET INFORMATION

(In Thousands) (Unaudited)

	As of:
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
	2020	2020	2020	2020	2019	2019	2019	2019
ASSETS
Cash & Due from Banks	$101,857	$174,478	$77,642	$32,678	$35,202	$51,443	$39,505	$44,002
Available-for-Sale Debt Securities	349,332	340,545	332,188	342,416	346,723	363,467	363,465	357,646
Loans Held for Sale	942	1,200	1,258	579	767	2,033	1,131	0
Loans, Net	1,632,824	1,680,617	1,230,387	1,156,143	1,172,386	1,130,143	1,108,483	817,136
Bank-Owned Life Insurance	30,096	29,942	18,843	18,745	18,641	18,535	18,430	18,331
Bank Premises and Equipment, net	21,526	21,504	18,332	18,023	17,170	16,038	16,114	14,663
Intangible Assets	56,356	56,585	29,511	29,573	29,635	29,939	30,013	11,949
Other Assets	46,167	47,922	37,305	31,288	33,621	30,989	32,544	26,273
TOTAL ASSETS	$2,239,100	$2,352,793	$1,745,466	$1,629,445	$1,654,145	$1,642,587	$1,609,685	$1,290,000

LIABILITIES
Deposits	$1,820,469	$1,871,514	$1,381,178	$1,249,912	$1,252,660	$1,294,882	$1,284,143	$1,039,911
Repo Sweep Accounts	1,956	2,313	2,204	2,407	1,928	3,767	3,192	5,132
Total Deposits and Repo Sweeps	1,822,425	1,873,827	1,383,382	1,252,319	1,254,588	1,298,649	1,287,335	1,045,043
Borrowed Funds	72,674	141,344	85,104	108,144	136,419	75,714	62,574	32,844
Subordinated Debt	16,553	16,572	6,500	6,500	6,500	7,000	7,000	0
Other Liabilities	27,692	24,734	14,689	11,254	12,186	18,285	13,060	9,986
TOTAL LIABILITIES	1,939,344	2,056,477	1,489,675	1,378,217	1,409,693	1,399,648	1,369,969	1,087,873

SHAREHOLDERS' EQUITY
Common Shareholders' Equity, Excluding Accumulated Other Comprehensive Income (Loss)	287,961	284,707	244,080	241,754	240,761	238,479	236,284	202,768
Accumulated Other Comprehensive Income (Loss):
Net Unrealized Gains (Losses) on Available-for-sale Securities	11,676	11,376	11,472	9,230	3,511	4,173	3,138	(941)
Defined Benefit Plans Adjustment, Net	119	233	239	244	180	287	294	300
TOTAL SHAREHOLDERS' EQUITY	299,756	296,316	255,791	251,228	244,452	242,939	239,716	202,127
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$2,239,100	$2,352,793	$1,745,466	$1,629,445	$1,654,145	$1,642,587	$1,609,685	$1,290,000

AVAILABLE-FOR-SALE DEBT SECURITIES

(In Thousands)

	December 31, 2020		September 30, 2020		December 31, 2019
	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value

Obligations of the U.S. Treasury	$12,184	$12,182	$12,228	$12,226	$0	$0
Obligations of U.S. Government agencies	25,349	26,344	15,348	16,355	16,380	17,000
Obligations of states and political subdivisions:
Tax-exempt	116,427	122,401	104,821	109,668	68,787	70,760
Taxable	45,230	47,452	42,079	44,195	35,446	36,303
Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:
Residential pass-through securities	36,853	38,176	44,697	46,211	58,875	59,210
Residential collateralized mortgage obligations	56,048	57,467	67,635	69,337	115,025	114,723
Commercial mortgage-backed securities	42,461	45,310	39,337	42,553	47,765	48,727
Total Available-for-Sale Debt Securities	$334,552	$349,332	$326,145	$340,545	$342,278	$346,723

Summary of Loans by Type

(Excludes Loans Held for Sale)

(In Thousands)

	December 31,	September 30,	December 31,
	2020	2020	2019
Residential mortgage:
Residential mortgage loans - first liens	$532,947	$541,827	$510,641
Residential mortgage loans - junior liens	27,311	27,907	27,503
Home equity lines of credit	39,301	40,143	33,638
1-4 Family residential construction	20,613	29,146	14,798
Total residential mortgage	620,172	639,023	586,580
Commercial:
Commercial loans secured by real estate	531,810	530,874	301,227
Commercial and industrial	159,577	156,169	126,374
Small Business Administration - Paycheck Protection Program	132,269	163,050	0
Political subdivisions	53,221	47,883	53,570
Commercial construction and land	42,874	41,906	33,555
Loans secured by farmland	11,736	11,913	12,251
Multi-family (5 or more) residential	55,811	62,330	31,070
Agricultural loans	3,164	3,561	4,319
Other commercial loans	17,289	17,385	16,535
Total commercial	1,007,751	1,035,071	578,901
Consumer	16,286	17,276	16,741
Total	1,644,209	1,691,370	1,182,222
Less: allowance for loan losses	(11,385)	(10,753)	(9,836)
Loans, net	$1,632,824	$1,680,617	$1,172,386

Loans Held for Sale

(In Thousands)

	December 31,	September 30,	December 31,
	2020	2020	2019
Residential mortgage loans originated and serviced - outstanding balance	$279,799	$255,662	$179,213
Less: outstanding balance of loans sold	(278,857)	(254,462)	(178,446)
Loans held for sale, net	$942	$1,200	$767

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES

(In Thousands)

	3 Months	3 Months	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	September 30,	December 31,	December 31,
	2020	2020	2020	2019
Balance, beginning of period	$10,753	$11,026	$9,836	$9,309
Charge-offs	(22)	(2,249)	(2,465)	(379)
Recoveries	34	35	101	57
Net recoveries (charge-offs)	12	(2,214)	(2,364)	(322)
Provision for loan losses	620	1,941	3,913	849
Balance, end of period	$11,385	$10,753	$11,385	$9,836

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS

AND TROUBLED DEBT RESTRUCTURINGS (TDRs)

(Dollars In Thousands)

	December 31,	September 30,	December 31,
	2020	2020	2019
Impaired loans with a valuation allowance	$8,082	$8,085	$3,375
Impaired loans without a valuation allowance	2,895	3,080	1,670
Purchased credit impaired loans	6,841	7,447	441
Total impaired loans	$17,818	$18,612	$5,486

Total loans past due 30-89 days and still accruing	$5,918	$3,499	$8,889

Nonperforming assets:
Purchased credit impaired loans	$6,841	$7,447	$441
Other nonaccrual loans	14,575	15,349	8,777
Total nonaccrual loans	21,416	22,796	9,218
Total loans past due 90 days or more and still accruing	1,975	2,308	1,207
Total nonperforming loans	23,391	25,104	10,425
Foreclosed assets held for sale (real estate)	1,338	2,369	2,886
Total nonperforming assets	$24,729	$27,473	$13,311

Loans subject to troubled debt restructurings (TDRs):
Performing	$166	$258	$889
Nonperforming	7,285	7,779	1,737
Total TDRs	$7,451	$8,037	$2,626

Total nonperforming loans as a % of loans	1.42%	1.48%	0.88%
Total nonperforming assets as a % of assets	1.10%	1.17%	0.80%
Allowance for loan losses as a % of total loans	0.69%	0.64%	0.83%
Credit adjustment on purchased non-impaired loans and allowance for loan losses as a % of total loans and the credit adjustment (a)	1.05%	1.05%	0.93%
Allowance for loan losses as a % of nonperforming loans	48.67%	42.83%	94.35%
(a) Credit adjustment on purchased non-impaired loans at end of period	$5,979	$7,127	$1,216
Allowance for loan losses	11,385	10,753	9,836
Total credit adjustment on purchased non-impaired loans at end of period and allowance for loan losses (1)	$17,364	$17,880	$11,052
Total loans receivable	$1,644,209	$1,691,370	$1,182,222
Credit adjustment on purchased non-impaired loans at end of period	5,979	7,127	1,216
Total (2)	$1,650,188	$1,698,497	$1,183,438
Credit adjustment on purchased non-impaired loans and allowance for loan losses as a % of total loans and the credit adjustment (1)/(2)	1.05%	1.05%	0.93%

SUMMARY OF SELECTED FAIR VALUE ADJUSTMENTS RELATED TO ACQUISITION OF

COVENANT FINANCIAL, INC

(In Thousands)			Borrowed	Subordinated
	Loans	Deposits	Funds	Debt
Amortized cost at acquisition	$472,012	$479,846	$62,700	$10,000
Fair value adjustments:
Market rates	2,909	1,950	1,275	91
Credit adjustment on non-impaired loans	(7,219)
Credit adjustment on impaired loans	(3,466)
Fair value at acquisition	$464,236	$481,796	$63,975	$10,091
Increase (decrease) in interest income
recognized in 2020 from fair value adjustments related to:
Market rates	$(1,442)
Credit adjustment on non-impaired loans	1,857
Total	$415
(Decrease) in interest expense recognized in 2020
from fair value adjustments related to market rates		$(979)	$(424)	$(38)

ADJUSTMENTS TO GROSS AMORTIZED COST OF LOANS – TOTAL INCLUDING ACQUISITIONS OF

COVENANT FINANCIAL, INC. AND MONUMENT BANCORP, INC.

(In Thousands)
	Three Months Ended		Year ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Market Rate Adjustment
Adjustments to gross amortized cost of loans at beginning of period	$1,354	$(1,548)	$(1,415)	$0
Market rate adjustment recorded in acquisition	0	0	2,909	(1,807)
(Amortization) accretion recognized in interest income	(636)	133	(776)	392
Adjustments to gross amortized cost of loans at end of period	$718	$(1,415)	$718	$(1,415)
Credit Adjustment on Non-impaired Loans
Adjustments to gross amortized cost of loans at beginning of period	$(7,127)	$(1,393)	$(1,216)	$0
Credit adjustment recorded in acquisition	0	0	(7,219)	(1,914)
Accretion recognized in interest income	1,148	177	2,456	698
Adjustments to gross amortized cost of loans at end of period	$(5,979)	$(1,216)	$(5,979)	$(1,216)

PURCHASED CREDIT IMPAIRED (PCI) LOANS – TOTAL INCLUDING PCI LOANS ACQUIRED FROM

COVENANT FINANCIAL, INC. AND MONUMENT BANCORP, INC.

(In Thousands)
	December 31,	December 31,
	2020	2019
Outstanding balance	$10,316	$759
Carrying amount	6,841	441

Analysis of Average Daily Balances and Rates

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	12/31/2020	Return/	9/30/2020	Return/	12/31/2019	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Interest-bearing due from banks	$116,475	0.20%	$147,543	0.19%	$17,577	2.03%
Available-for-sale debt securities, at amortized cost:
Taxable	217,321	1.98%	227,483	2.59%	280,333	2.29%
Tax-exempt	113,888	2.78%	94,058	2.95%	69,482	3.01%
Total available-for-sale debt securities	331,209	2.26%	321,541	2.70%	349,815	2.43%
Loans receivable:
Taxable	1,454,733	4.96%	1,480,247	4.91%	1,100,170	5.28%
Paycheck Protection Program (Taxable)	152,504	3.90%	162,234	2.18%	0
Tax-exempt	62,309	3.38%	63,111	3.57%	66,195	3.81%
Total loans receivable	1,669,546	4.81%	1,705,592	4.60%	1,166,365	5.20%
Other earning assets	2,390	3.16%	3,361	3.55%	1,721	3.23%
Total Earning Assets	2,119,620	4.15%	2,178,037	4.02%	1,535,478	4.53%
Cash	31,312		33,291		19,983
Unrealized gain/loss on securities	13,875		15,277		5,056
Allowance for loan losses	(11,107)		(11,473)		(9,469)
Bank-owned life insurance	30,002		30,078		18,573
Bank premises and equipment	21,539		21,763		16,801
Intangible assets	56,863		57,008		29,902
Other assets	45,491		48,451		34,551
Total Assets	$2,307,595		$2,372,432		$1,650,875

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$371,425	0.25%	$382,997	0.28%	$221,052	0.44%
Money market	389,993	0.32%	386,848	0.38%	202,217	0.52%
Savings	202,679	0.11%	201,401	0.11%	169,342	0.16%
Time deposits	416,281	0.87%	449,964	0.96%	379,446	1.81%
Total interest-bearing deposits	1,380,378	0.43%	1,421,210	0.50%	972,057	0.94%
Borrowed funds:
Short-term	27,422	0.46%	44,660	0.65%	54,705	2.03%
Long-term	93,835	1.36%	102,857	1.40%	56,564	2.03%
Subordinated debt	16,562	5.91%	16,540	5.94%	7,000	6.57%
Total borrowed funds	137,819	1.73%	164,057	1.65%	118,269	2.30%
Total Interest-bearing Liabilities	1,518,197	0.55%	1,585,267	0.62%	1,090,326	1.09%
Demand deposits	465,252		463,333		299,090
Other liabilities	26,746		26,367		18,446
Total Liabilities	2,010,195		2,074,967		1,407,862
Stockholders' equity, excluding accumulated other comprehensive income/loss	286,209		285,158		238,738
Accumulated other comprehensive income/loss	11,191		12,307		4,275
Total Shareholders' Equity	297,400		297,465		243,013
Total Liabilities and Shareholders' Equity	$2,307,595		$2,372,432		$1,650,875
Interest Rate Spread		3.60%		3.40%		3.44%
Net Interest Income/Earning Assets		3.76%		3.57%		3.75%

Total Deposits (Interest-bearing and Demand)	$1,845,630		$1,884,543		$1,271,147

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

Analysis of Average Daily Balances and Rates

(Dollars in Thousands)

	Year		Year
	Ended	Rate of	Ended	Rate of
	12/31/2020	Return/	12/31/2019	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds%
EARNING ASSETS
Interest-bearing due from banks	$80,587	0.31%	$21,711	2.37%
Available-for-sale debt securities, at amortized cost:
Taxable	238,407	2.32%	284,072	2.47%
Tax-exempt	90,038	2.96%	73,212	3.45%
Total available-for-sale debt securities	328,445	2.50%	357,284	2.67%
Loans receivable:
Taxable	1,285,383	5.01%	988,560	5.37%
Paycheck Protection Program (Taxable)	98,466	2.97%	0
Tax-exempt	61,249	3.63%	68,999	3.82%
Total loans receivable	1,445,098	4.82%	1,057,559	5.27%
Other earning assets	2,357	3.39%	1,439	3.13%
Total Earning Assets	1,856,487	4.21%	1,437,993	4.58%
Cash	25,439		19,906
Unrealized gain/loss on securities	12,487		1,347
Allowance for loan losses	(11,018)		(8,876)
Bank-owned life insurance	24,415		18,543
Bank premises and equipment	19,826		15,914
Intangible assets	43,330		25,531
Other assets	38,859		30,111
Total Assets	$2,009,825		$1,540,469

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$310,782	0.31%	$217,910	0.53%
Money market	298,736	0.39%	194,849	0.49%
Savings	189,316	0.12%	167,677	0.15%
Time deposits	397,974	1.23%	344,446	1.69%
Total interest-bearing deposits	1,196,808	0.60%	924,882	0.89%
Borrowed funds:
Short-term	34,212	1.07%	33,521	2.19%
Long-term	83,500	1.55%	43,917	2.31%
Subordinated debt	11,553	6.11%	5,274	6.58%
Total borrowed funds	129,265	1.83%	82,712	2.53%
Total Interest-bearing Liabilities	1,326,073	0.72%	1,007,594	1.02%
Demand deposits	389,601		288,805
Other liabilities	20,800		14,624
Total Liabilities	1,736,474		1,311,023
Stockholders' equity, excluding accumulated other comprehensive income/loss	263,253		228,103
Accumulated other comprehensive income/loss	10,098		1,343
Total Shareholders' Equity	273,351		229,446
Total Liabilities and Shareholders' Equity	$2,009,825		$1,540,469
Interest Rate Spread		3.49%		3.56%
Net Interest Income/Earning Assets		3.69%		3.86%
Total Deposits (Interest-bearing and Demand)	$1,586,409		$1,213,687

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

COMPARISON OF NONINTEREST INCOME

(In Thousands)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2020	2020	2019	2020	2019
Trust and financial management revenue	$1,682	$1,595	$1,684	$6,321	$6,106
Brokerage revenue	316	351	265	1,343	1,266
Insurance commissions, fees and premiums	58	41	18	184	167
Service charges on deposit accounts	1,105	1,045	1,395	4,231	5,358
Service charges and fees	74	83	73	304	332
Interchange revenue from debit card transactions	817	828	690	3,094	2,754
Net gains from sales of loans	1,472	2,052	306	5,403	924
Loan servicing fees, net	198	(87)	91	(61)	100
Increase in cash surrender value of life insurance	154	159	106	515	402
Other noninterest income	689	903	438	3,010	1,875
Total noninterest income, excluding realized gains on securities, net	$6,565	$6,970	$5,066	$24,344	$19,284

COMPARISON OF NONINTEREST EXPENSE

(In Thousands)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2020	2020	2019	2020	2019
Salaries and wages	$8,062	$6,833	$5,395	$25,599	$20,644
Pensions and other employee benefits	1,936	1,870	1,545	7,463	5,837
Occupancy expense, net	795	806	653	3,010	2,629
Furniture and equipment expense	399	383	322	1,451	1,289
Data processing expenses	1,144	1,251	836	4,453	3,403
Automated teller machine and interchange expense	319	340	340	1,231	1,103
Pennsylvania shares tax	422	422	345	1,689	1,380
Professional fees	427	422	274	1,692	1,069
Telecommunications	213	231	207	863	744
Directors' fees	207	175	187	730	673
Other noninterest expense	1,851	1,915	1,730	7,428	6,667
Total noninterest expense, excluding merger-related expenses and loss on prepayment of borrowings	15,775	14,648	11,834	55,609	45,438
Merger-related expenses	182	6,402	281	7,708	4,099
Loss on prepayment of borrowings	1,636	0	0	1,636	0
Total noninterest expense	$17,593	$21,050	$12,115	$64,953	$49,537